SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 30, 2002


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                     001-03761                 750289970
(State or other jurisdiction  (Commission file number)       (I.R.S. employer
     of incorporation)                                    identification no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


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

ITEM 7.  EXHIBITS

     Designation of
     Exhibits in
     This Report                             Description of Exhibit
     -------------                           ----------------------

         99                                Sworn statements of the
                                           Registrant's Chief Executive
                                           Officer and Chief Financial
                                           Officer pursuant to Section
                                           21(a)(1) of the Securities
                                           Exchange Act of 1934 (the "Act").

ITEM 9.  REGULATION FD DISCLOSURE.

On July 30, 2002, the Registrant filed sworn statements of its Chief Executive Officer and Chief Financial Officer (the "Sworn Statements") with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Act. The Sworn Statements are attached hereto as Exhibit 99 and are incorporated by reference herein.



                                         TEXAS INSTRUMENTS INCORPORATED


Date: July 30, 2002                     By: /s/ WILLIAM A. AYLESWORTH
                                           --------------------------
                                           William A. Aylesworth
                                           Senior Vice President
                                           and Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Thomas J. Engibous, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Texas Instruments Incorporated, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Texas Instruments Incorporated.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -    Form 10-K for 2001 of Texas Instruments Incorporated;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Texas Instruments Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.



/s/ THOMAS J. ENGIBOUS                Subscribed and sworn to before me
---------------------
Thomas J. Engibous                    this 30th day of July, 2002.
July  30,  2002
                                      /s/ MARY FRANCES HOLLAND
                                      ------------------------
                                      Notary  Public
                                      My commission expires: 5-10-2005

[NOTARY SEAL]

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, William A. Aylesworth, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Texas Instruments Incorporated, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Texas Instruments Incorporated.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -    Form 10-K for 2001 of Texas Instruments Incorporated;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Texas Instruments Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.



/s/ WILLIAM A. AYLESWORTH           Subscribed and sworn to before me
------------------------
William A. Aylesworth               this 30th day of July, 2002.
July 30, 2002

                                    /s/ ESTHER B. SIMS
                                    ------------------
                                    Notary  Public
                                    My commission expires:  3-31-2005

[NOTARY SEAL]